                                                                Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 as filed on behalf of the Abercrombie & Fitch Co. Savings and Retirement Plan (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Wesley S. McDonald, Vice President and Chief Financial Officer of Abercrombie & Fitch Co., and John Fiske III, Vice President of Human Resources of Abercrombie & Fitch Co. certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                    *                                                        *
---------------------------------------------        ---------------------------------------------
Wesley S. McDonald,                                  John Fiske III,
Vice President and Chief Financial Officer of        Vice President of Human Resources of Abercrombie &
Abercrombie & Fitch Co. and                          Fitch Co. and Member of the Benefit Plans Committee
Member of the Benefit Plans Committee
                                                     June 30, 2003
June 30, 2003



         *A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Abercrombie & Fitch Co. and will be retained by Abercrombie & Fitch Co. and furnished to the Securities and Exchange Commission or its staff upon request.



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